                           GREEN TREE FINANCIAL CORP.

                        CERTIFICATE OF SERVICING OFFICER





The undersigned certifies that she is Senior Vice President and Treasurer of Green Tree Financial Corp., a Delaware corporation (the "Company"), and that as such she is duly authorized to execute and deliver this certificate on behalf of the Company pursuant to Section 6.02 of the Pooling and Servicing Agreement (the "Agreement") dated March 1, 1999, (99-2), between the Company and U.S.Bank National Association, as Trustee (all capitalized terms used herein without definition having the respective meanings specified in the Agreement), and further certifies that:

1. The Monthly Report for the period from April 16, 1999 to May 15, 1999 attached to this certificate is complete and accurate in accordance with the requirements of Sections 6.01 and 6.02 of the Agreement; and

2. As of the date hereof, no Event of Termination or event that with notice or lapse of time or both would become an Event of Termination has occurred.

IN WITNESS WHEREOF, I have affixed hereunto my signature this 26th day of May, 1999.

                                           GREEN TREE FINANCIAL CORP.


                                           BY: /s/ Phyllis A. Knight
                                               ---------------------------------
                                               Phyllis A. Knight
                                               Senior Vice President and
                                               Treasurer

                        GREEN TREE FINANCIAL CORPORATION
             MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 5.60%,
                           5.84%, 6.08%, 6.48%, 6.68%,
             PASS-THROUGH CERTIFICATES, SERIES 1999-2 6.92%*, 6.44%
                  CLASS A1, A2, A3, A4, A5, A6, A7 CERTIFICATES
                                 MONTHLY REPORT
                                     May-99

                              CUSIP NO.#393505-V58, V66, V74, V82, V90, W24, W32
                                                       TRUST ACCOUNT  #3337391-0
                                                       REMITTANCE DATE  06/01/99

                                                                                     Total $           Per $1,000
                                                                                      Amount            Original
                                                                                -----------------   ---------------
CLASS A CERTIFICATES
--------------------
(1a) Amount available( including Monthly Servicing Fee)                             13,552,828.57
                                                                                -----------------

 (b) Class M-1 Interest Deficiency Amount (if any) and Class B-1 Interest
        Deficiency Amount (if any) withdrawn for prior Remittance Date                       0.00
                                                                                -----------------

 (c) Amount Available after giving effect to withdrawal of Class M-1 Interest
        Deficiency Amount and Class B-1 Interest Deficiency Amount for prior
        Remittance Date                                                             13,552,828.57
                                                                                -----------------

 (d) Amount withdrawn from (Capitalized Interest)(Pre-Funding) Account                       0.00
                                                                                -----------------

A.   Interest
     (2) Aggregate interest
         a. Class A-1 Remittance Rate (5.60%)                                               5.60%
                                                                                -----------------
         b. Class A-1 Interest                                                         337,615.43        4.32840295
                                                                                -----------------   ---------------

         c. Class A-2 Remittance Rate (5.84%)                                               5.84%
                                                                                -----------------
         d. Class A-2 Interest                                                         233,600.00        4.86666667
                                                                                -----------------   ---------------

         e. Class A-3 Remittance Rate (6.08%)                                               6.08%
                                                                                -----------------
         f. Class A-3 Interest                                                        430,666.67        5.06666671
                                                                                -----------------   ---------------

         g. Class A-4 Remittance Rate (6.48%)                                               6.48%
                                                                                -----------------
         h. Class A-4 Interest                                                         180,900.00        5.40000000
                                                                                -----------------   ---------------

         i. Class A-5 Remittance Rate (6.68%)                                               6.68%
                                                                                -----------------
         j. Class A-5 Interest                                                         226,841.67        5.56666675
                                                                                -----------------   ---------------

         k. Class A-6 Remittance Rate 6.92%, (unless
             the Weighted Average Contract Rate is
             less than 6.92%)                                                               6.92%
                                                                                -----------------
         l. Class A-6 Interest                                                         271,033.33        5.76666660
                                                                                -----------------   ---------------

         m. Class A-7 Remittance Rate (6.44%)                                               6.44%
                                                                                -----------------
         n. Class A-7 Interest                                                       3,165,205.88        5.27534313
                                                                                -----------------   ---------------

     (3) Amount applied to:
         a. Unpaid Class A Interest Shortfall                                                0.00                 0
                                                                                -----------------   ---------------

     (4) Remaining:
         a. Unpaid Class A Interest Shortfall                                                0.00                 0
                                                                                -----------------   ---------------

B.   Principal
     (5) Formula Principal Distribution  Amount                                      7,176,696.81               N/A
                                                                                -----------------   ---------------
         a. Scheduled Principal                                                      1,408,054.46               N/A
                                                                                -----------------   ---------------
         b. Principal Prepayments                                                    4,527,308.71               N/A
                                                                                -----------------   ---------------
         c. Liquidated Contracts                                                        19,285.45               N/A
                                                                                -----------------   ---------------
         d. Repurchases                                                                      0.00               N/A
                                                                                -----------------   ---------------
         e. Current Month Advanced Principal                                         1,713,746.06               N/A
                                                                                -----------------   ---------------
         f. Prior Month Advanced Principal                                          (1,934,383.54)              N/A
                                                                                -----------------   ---------------
         g. Additional Principal Distribution                                        1,442,685.67
                                                                                -----------------

     (6) Pool Scheduled Principal Balance                                        1,082,955,430.79
                                                                                -----------------

    (6b) Adjusted Pool Principal Balance                                         1,081,241,684.73      982.94698612
                                                                                -----------------   ---------------
    (6c) Pool Factor                                                                   0.98294699
                                                                                -----------------

    (6d) Net Certificate Principal Balance                                       1,076,959,381.94
                                                                                -----------------

    (6e) Overcollateralization Amount (not to exceed $11,000,000.00)                 4,282,302.79
                                                                                -----------------

     *Subject to a maximum rate equal to the Weighted Average Contract Rate

                        GREEN TREE FINANCIAL CORPORATION
             MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 5.60%,
                           5.84%, 6.08%, 6.48%, 6.68%,
             PASS-THROUGH CERTIFICATES, SERIES 1999-2 6.92%*, 6.44%
                  CLASS A1, A2, A3, A4, A5, A6, A7 CERTIFICATES
                                 MONTHLY REPORT
                                     May-99
                                     PAGE 2

                              CUSIP NO.#393505-V58, V66, V74, V82, V90, W24, W32
                                                       TRUST ACCOUNT  #3337391-0
                                                       REMITTANCE DATE  06/01/99

     (7) Unpaid Class A Principal Shortfall
          (if any) following prior Remittance Date                                           0.00
                                                                                -----------------

     (8) Class A Percentage for such Remittance Date                                       92.40%
                                                                                -----------------

     (9) Class A Percentage for the following Remittance Date                              92.35%
                                                                                -----------------

    (10) Class A Principal Distribution:
         a. Class A-1                                                                2,557,745.32       32.79160667
                                                                                -----------------   ---------------
         b. Class A-2                                                                        0.00        0.00000000
                                                                                -----------------   ---------------
         c. Class A-3                                                                        0.00        0.00000000
                                                                                -----------------   ---------------
         d. Class A-4                                                                        0.00        0.00000000
                                                                                -----------------   ---------------
         e. Class A-5                                                                        0.00        0.00000000
                                                                                -----------------   ---------------
         g. Class A-6                                                                        0.00        0.00000000
                                                                                -----------------   ---------------
         h. Class A-7                                                                4,618,951.49        7.69825248
                                                                                -----------------   ---------------

    (11) Class A-1 Principal Balance                                                69,788,418.19      894.72331013
                                                                                -----------------   ---------------
   (11a) Class A-1 Pool Factor                                                         0.89472331
                                                                                -----------------

    (12) Class A-2 Principal Balance                                                48,000,000.00      1000.0000000
                                                                                -----------------   ---------------
   (12a) Class A-2 Pool Factor                                                         1.00000000
                                                                                -----------------

    (13) Class A-3 Principal Balance                                                85,000,000.00      1000.0000000
                                                                                -----------------   ---------------
   (13a) Class A-3 Pool Factor                                                         1.00000000
                                                                                -----------------

    (14) Class A-4 Principal Balance                                                33,500,000.00      1000.0000000
                                                                                -----------------   ---------------
   (14a) Class A-4 Pool Factor                                                         1.00000000
                                                                                -----------------

    (15) Class A-5 Principal Balance                                                40,750,000.00      1000.0000000
                                                                                -----------------   ---------------
   (15a) Class A-5 Pool Factor                                                         1.00000000
                                                                                -----------------

    (16) Class A-6 Principal Balance                                                47,000,000.00      1000.0000000
                                                                                -----------------   ---------------
   (16a) Class A-6 Pool Factor                                                         1.00000000
                                                                                -----------------

    (17) Class A-7 Principal Balance                                               585,170,963.75       975.2849396
                                                                                -----------------   ---------------
   (17a) Class A-7 Pool Factor                                                         0.97528494
                                                                                -----------------

    (18) Unpaid Class A Principal Shortfall
             (if any)following current Remittance Date                                       0.00
                                                                                -----------------

    (19) Additional Principal Distribution Amount
                                                                                -----------------

C.   Aggregate Scheduled Balances and Number of Delinquent
       Contracts as of Determination Date

         (20)  31-59 days                                                            2,814,049.58                82
                                                                                -----------------   ---------------

         (21)  60 days or more                                                         948,111.66                23
                                                                                -----------------   ---------------

         (22) Current Month Repossessions                                              106,318.76                 4
                                                                                -----------------   ---------------

         (23)  Repossession Inventory                                                  106,318.76                 4
                                                                                -----------------   ---------------

Please contact Bondholder Services Department of U.S. Bank National Association, 1-800-934-6802 with any questions regarding this statement or your Distribution.

                        GREEN TREE FINANCIAL CORPORATION
             MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 5.60%,
                           5.84%, 6.08%, 6.48%, 6.68%,
             PASS-THROUGH CERTIFICATES, SERIES 1999-2 6.92%*, 6.44%
                  CLASS A1, A2, A3, A4, A5, A6, A7 CERTIFICATES
                                 MONTHLY REPORT
                                     May-99
                                     PAGE 3

                              CUSIP NO.#393505-V58, V66, V74, V82, V90, W24, W32
                                                       TRUST ACCOUNT  #3337391-0
                                                       REMITTANCE DATE  06/01/99


Class M-1, M-2,  Distribution Test and Class B Distribution test
(applicable on and after the Remittance Date occurring in May 2003.)

(24)  Average Sixty - Day Delinquency Ratio Test

         (a) Sixty - Day Delinquency Ratio for current Remittance Date                      0.36%
                                                                                -----------------

         (b) Average Sixty - Day Delinquency Ratio (arithmetic average of ratios for this month and two preceding months;
              may not exceed 4.0%)                                                          1.27%
                                                                                -----------------


(25)  Cumulative Realized Losses Test

         (a) Cumulative Realized Losses for  current Remittance Date
              (as a percentage of Cut-off Date Pool Principal Balance;
              may not exceed 5.5% from April 1, 2003 to March 31, 2004,
              7.0% from April 1, 2004 to March 31, 2005; 9.0%  from                         0.00%
                                                                                -----------------
              April 1, 2005 to March 31, 2006 and 10.5% thereafter)

(26)  Current Realized Losses Test

         (a) Current Realized Losses for current Remittance Date                        14,724.39
                                                                                -----------------

         (b) Current Realized Loss Ratio (total Realized Losses for the most recent three months, multiplied by 4, divided by arithmetic average of Pool Scheduled Principal Balances for third
                preceding Remittance and for current Remittance Date;
                may not exceed 2.75%)                                                       0.02%
                                                                                -----------------

(27)  Class M-1, M-2, Principal Balance Test

         (a) The sum of Class M-1, M2 Principal Balance and Class B Principal
               Balance (before distributions on current Remittance Date)
               divided by Pool Scheduled Principal Balance as of preceding
               Remittance Date is greater than 22.875%                                     15.43%
                                                                                -----------------

         (b) The sum of Class  M-2 Principal Balance and Class B Principal
               Balance (before distributions on current Remittance Date)
               divided by Pool Scheduled Principal Balance as of preceding
               Remittance Date is greater than 15.00%                                      10.12%
                                                                                -----------------

(28)  Class B Principal Balance Test

         (a) Class B Principal Balance (before any distributions on current
               Remittance Date) as of such Remittance date is greater than
               $22,000,000.00                                                       79,750,000.00
                                                                                -----------------

         (b) Class B Principal Balance (before distributions on current
              Remittance Date) divided by pool Scheduled Principal Balance as of preceding Remittance Date is equal to or greater
              than 10.875%.                                                                 7.34%
                                                                                -----------------

                        GREEN TREE FINANCIAL CORPORATION
 MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 6.80%*, 7.21%*, 8.41%*,8.70%*
                    PASS-THROUGH CERTIFICATES, SERIES 1999-2
                              CLASS M1 CERTIFICATES
                                 MONTHLY REPORT
                                     May-99
                                     PAGE 4

                                            CUSIP NO. #393505-W40, W57, W65, W73
                                                        TRUST ACCOUNT #3337391-0
                                                        REMITTANCE DATE 06/01/99

                                                                                     Total $           Per $1,000
                                                                                      Amount            Original
                                                                                -----------------   ---------------
CLASS M-1 CERTIFICATES
----------------------
     (29)  Amount available (including Monthly Servicing Fee)                        1,530,268.78
                                                                                -----------------
A.   Interest
     (30)  Aggregate interest

           (a) Class M-1 Remittance Rate 6.80%, unless the
           Weighted Average Contract Rate is less than 6.80%)                               6.80%
                                                                                -----------------

           (b) Class M-1 Interest                                                      327,250.00        5.66666667
                                                                                -----------------   ---------------

           (c) Interest on Class M-1 Adjusted Principal Balance                              0.00
                                                                                -----------------

     (31)  Amount applied to Class M-1 Interest Deficiency Amount                            0.00
                                                                                -----------------

     (32)  Remaining unpaid Class M-1 Interest Deficiency Amount                             0.00
                                                                                -----------------

     (33)  Amount applied to:
           a. Unpaid Class M-1 Interest Shortfall                                            0.00                 0
                                                                                -----------------   ---------------

     (34)  Remaining:
           a. Unpaid Class M-1 Interest Shortfall                                            0.00                 0
                                                                                -----------------   ---------------

B.   Principal
     (35)  Formula Principal Distribution  Amount                                            0.00               N/A
                                                                                -----------------   ---------------
           a. Scheduled Principal                                                            0.00               N/A
                                                                                -----------------   ---------------
           b. Principal Prepayments                                                          0.00               N/A
                                                                                -----------------   ---------------
           c. Liquidated Contracts                                                           0.00               N/A
                                                                                -----------------   ---------------
           d. Repurchases                                                                    0.00               N/A
                                                                                -----------------   ---------------

     (36)  Class M-1 Principal Balance                                              57,750,000.00     1000.00000000
                                                                                -----------------   ---------------
    (36a)  Class M-1 Pool Factor                                                       1.00000000
                                                                                -----------------

     (37)  Class M-1 Percentage for such Remittance Date                                    0.00%
                                                                                -----------------

     (38)  Class M-1  Principal Distribution:
           a. Class M-1 (current)                                                            0.00        0.00000000
                                                                                -----------------   ---------------
           b. Unpaid Class M-1 Principal Shortfall
              (if any) following prior Remittance Date                                       0.00
                                                                                -----------------

     (39)  Unpaid Class M-1 Principal Shortfall
           (if any) following current Remittance Date                                        0.00
                                                                                -----------------

     (40)  Class M-1 Percentage for the following Remittance Date                           0.00%
                                                                                -----------------

     (41)  Class M-1 Liquidation Loss Interest
           (a) Class M-1 Liquidation Loss Amount                                             0.00
                                                                                -----------------

           (b) Amount applied to Class M-1
               Liquidation Loss Interest Amount                                              0.00
                                                                                -----------------

           (c) Remaining Class M-1 Liquidation Loss
               Interest Amount                                                               0.00
                                                                                -----------------

           (d) Amount applied to Unpaid Class M-1
               Loss Interest Shortfall                                                       0.00
                                                                                -----------------

           (e) Remaining Unpaid Class M-1
               Liquidation Loss Interest Shortfalls                                          0.00
                                                                                -----------------


          *Subject to a maximum rate equal to the Weighted Average Contract Rate

                        GREEN TREE FINANCIAL CORPORATION
 MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 6.80%*, 7.21%*, 8.41%*,8.70%*
                    PASS-THROUGH CERTIFICATES, SERIES 1999-2
                              CLASS M2 CERTIFICATES
                                 MONTHLY REPORT
                                     May-99
                                     PAGE 5

                                            CUSIP NO. #393505-W40, W57, W65, W73
                                                        TRUST ACCOUNT #3337391-0
                                                        REMITTANCE DATE 06/01/99

                                                                                     Total $           Per $1,000
                                                                                      Amount            Original
                                                                                -----------------   ---------------

CLASS M-2 CERTIFICATES
----------------------
     (42)  Amount available( including Monthly Servicing Fee)                        1,203,018.78
                                                                                -----------------
     (43)  Aggregate interest

           (a) Class M-2 Remittance Rate 7.21%, unless the
           Weighted Average Contract Rate is less than 7.21%)                               7.21%
                                                                                -----------------

           (b) Class M-2 Interest                                                      181,752.08        6.00833322
                                                                                -----------------   ---------------

           (c) Interest on Class M-2 Adjusted Principal Balance                              0.00
                                                                                -----------------

     (44)  Amount applied to Class M-2 Interest Deficiency Amount                            0.00
                                                                                -----------------

     (45)  Remaining unpaid Class M-2 Interest Deficiency Amount                             0.00
                                                                                -----------------

     (46)  Amount applied to:
           a. Unpaid Class M-2 Interest Shortfall                                            0.00                 0
                                                                                -----------------   ---------------

     (47)  Remaining:
           a. Unpaid Class M-2 Interest Shortfall                                            0.00                 0
                                                                                -----------------   ---------------

B.   Principal
     (48)  Formula Principal Distribution  Amount                                            0.00               N/A
                                                                                -----------------   ---------------
           a. Scheduled Principal                                                            0.00               N/A
                                                                                -----------------   ---------------
           b. Principal Prepayments                                                          0.00               N/A
                                                                                -----------------   ---------------
           c. Liquidated Contracts                                                           0.00               N/A
                                                                                -----------------   ---------------
           d. Repurchases                                                                    0.00               N/A
                                                                                -----------------   ---------------

     (49)  Class M-2 Principal Balance                                              30,250,000.00     1000.00000000
                                                                                -----------------   ---------------
    (49a)  Class M-2 Pool Factor                                                       1.00000000
                                                                                -----------------

     (50)  Class M-2 Percentage for such Remittance Date                                    0.00%
                                                                                -----------------

     (51)  Class M-2  Principal Distribution:
           a. Class M-2 (current)                                                            0.00        0.00000000
                                                                                -----------------   ---------------
           b. Unpaid Class M-2 Principal Shortfall
              (if any) following prior Remittance Date                                       0.00
                                                                                -----------------

     (52)  Unpaid Class M-2 Principal Shortfall
           (if any) following current Remittance Date                                        0.00
                                                                                -----------------

     (53)  Class M-2 Percentage for the following Remittance Date                           0.00%
                                                                                -----------------

     (54)  Class M-2 Liquidation Loss Interest
           (a) Class M-2 Liquidation Loss Amount                                             0.00
                                                                                -----------------

           (b) Amount applied to Class M-2
               Liquidation Loss Interest Amount                                              0.00
                                                                                -----------------

           (c) Remaining Class M-2 Liquidation Loss
               Interest Amount                                                               0.00
                                                                                -----------------

           (d) Amount applied to Unpaid Class M-2
               Loss Interest Shortfall                                                       0.00
                                                                                -----------------

           (e) Remaining Unpaid Class M-2
               Liquidation Loss Interest Shortfalls                                          0.00
                                                                                -----------------


          *Subject to a maximum rate equal to the Weighted Average Contract Rate

                        GREEN TREE FINANCIAL CORPORATION
 MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 6.80%*, 7.21%*, 8.41%*,8.70%*
                    PASS-THROUGH CERTIFICATES, SERIES 1999-2
                              CLASS B CERTIFICATES
                                 MONTHLY REPORT
                                     May-99

                                            CUSIP NO. #393505-W40, W57, W65, W73
                                                        TRUST ACCOUNT #3337391-0
                                                        REMITTANCE DATE 06/01/99


                                                                                     Total $           Per $1,000
                                                                                      Amount            Original
                                                                                -----------------   ---------------

CLASS BI CERTIFICATES
---------------------

         (1)  Amount  Available less the Class A
              Distribution Amount  and Class M-1 Distribution
              Amount (including Monthly Servicing Fee)                               1,021,266.70
                                                                                -----------------

         (2)  Class B-1 Adjusted Principal Balance                                           0.00
                                                                                -----------------

         (3)  Class B-1 Remittance Rate  (8.41%
              unless Weighted Average Contract Rate
              is below 8.41%)                                                               8.41%
                                                                                -----------------

         (4)  Interest on Class B-1 Adjusted Principal Balance                               0.00
                                                                                -----------------

         (3)  Aggregate Class B1 Interest                                              308,366.67        7.00833341
                                                                                -----------------   ---------------

         (4)  Amount applied to Unpaid
              Class B1 Interest Shortfall                                                    0.00              0.00
                                                                                -----------------   ---------------

         (5)  Remaining Unpaid Class B1
              Interest Shortfall                                                             0.00              0.00
                                                                                -----------------   ---------------

         (6)  Amount applied to Class B-1
              Interest Deficiency Amount                                                     0.00
                                                                                -----------------

         (7)  Remaining Unpaid Class B-1
              Interest Deficiency Amount                                                     0.00
                                                                                -----------------

         (8)  Unpaid Class B-1 Principal Shortfall
              (if any) following prior Remittance Date                                       0.00
                                                                                -----------------

        (8a)  Class B Percentage for such Remittance Date                                    0.00
                                                                                -----------------

         (9)  Current Principal (Class B Percentage of Formula Principal
              Distribution Amount)                                                           0.00        0.00000000
                                                                                -----------------   ---------------

       (10a)  Class B1 Principal Shortfall                                                   0.00
                                                                                -----------------

       (10b)  Unpaid Class B1 Principal Shortfall                                            0.00
                                                                                -----------------

        (11)  Class B Principal Balance                                             79,750,000.00
                                                                                -----------------

        (12)  Class B1 Principal Balance                                            44,000,000.00
                                                                                -----------------
       (12a)  Class B1 Pool Factor                                                     1.00000000
                                                                                -----------------

        (13)  Class B-1 Liquidation Loss Interest
              (a) Class B-1 Liquidation Loss Amount                                          0.00
                                                                                -----------------

              (b) Amount Applied to Class B-1 Liquidation Loss Interest Amount               0.00
                                                                                -----------------

              (c) Remaining Class B-1 Liquidation Loss Interest Amount                       0.00
                                                                                -----------------

              (d) Amount applied to Unpaid Class B-1 Liquidation Loss Interest
                  Shortfall                                                                  0.00
                                                                                -----------------

              (e) Remaining Unpaid Class B-1 Liquidation Loss Interest Shortfall             0.00
                                                                                -----------------

                        GREEN TREE FINANCIAL CORPORATION
 MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 6.80%*, 7.21%*, 8.41%*,8.70%*
                    PASS-THROUGH CERTIFICATES, SERIES 1999-2
                                 MONTHLY REPORT
                                     May-99
                                     PAGE 2

                                            CUSIP NO. #393505-W40, W57, W65, W73
                                                        TRUST ACCOUNT #3337391-0
                                                        REMITTANCE DATE 06/01/99

                                                                                     Total $           Per $1,000
                                                                                      Amount            Original
                                                                                -----------------   ---------------
CLASS B2 CERTIFICATES
---------------------
         (14) Remaining Amount Available                                               712,900.03
                                                                                -----------------

         (15) Class B-2 Remittance Rate ( 8.70%
              unless Weighted Average Contract
              Rate is less than 8.70%)                                                      8.70%
                                                                                -----------------

         (16) Aggregate Class B2 Interest                                              259,187.50        7.25000000
                                                                                -----------------   ---------------

         (17) Amount applied to Unpaid
              Class B2 Interest Shortfall                                                    0.00              0.00
                                                                                -----------------   ---------------

         (18) Remaining Unpaid Class B2
              Interest Shortfall                                                             0.00              0.00
                                                                                -----------------   ---------------

         (19) Unpaid Class B2 Principal Shortfall
              (if any) following prior Remittance Date                                       0.00
                                                                                -----------------

         (20) Class B2 Principal Liquidation Loss Amount                                     0.00
                                                                                -----------------

         (21) Class B2 Principal (zero until class B1
              paid down: thereafter, Class B Percentage
              of formula Principal Distribution Amount)                                      0.00        0.00000000
                                                                                -----------------   ---------------

         (22) Guarantee Payment                                                              0.00
                                                                                -----------------

         (23) Class B2 Principal Balance                                            35,750,000.00
                                                                                -----------------
        (23a) Class B2 Pool Factor                                                     1.00000000
                                                                                -----------------

         (24) Monthly Servicing Fee (deducted from
              Certificate Account balance to arrive at
              Amount Available if the Company or Green Tree
              Financial Servicing Corporation is not the Servicer;
              deducted from funds remaining after payment of Class A
              Distribution Amount, Class M-1 Distribution Amount,
              Class B-1 Distribution Amount and Class B-2  Distribution
              Amount, if the Company or Green Tree Financial Servicing Corp.           453,712.53
              is the Servicer)                                                  -----------------

         (25) Class B-3I Guarantee Fee                                                       0.00
                                                                                -----------------

         (26) Class B-3I Distribution Amount                                                 0.00
                                                                                -----------------

         (27) Class B-3I Formula Distribution Amount (all Excess
              Interest plus Unpaid Class B-3I Shortfall)                                     0.00
                                                                                -----------------

         (28) Class B-3I Distribution Amount (remaining Amount Available)                    0.00
                                                                                -----------------

         (29) Class B-3I Shortfall (26-27)                                                   0.00
                                                                                -----------------

         (30) Unpaid Class B-3I Shortfall                                                    0.00
                                                                                -----------------

         (31) Class M-1 Interest Deficiency on such Remittance Date                          0.00
                                                                                -----------------

         (32) Class B-1 Interest Deficiency on such Remittance Date                          0.00
                                                                                -----------------

         (33) Repossessed Contracts                                                    106,318.76
                                                                                -----------------
         (34) Repossessed Contracts Remaining in Inventory                             106,318.76
                                                                                -----------------

         (35)Weighted Average Contract Rate                                               9.45382
                                                                                -----------------

Please contact Bondholder Services Department of U.S. Bank National Association, 1-800-934-6802 with any questions regarding this statement or your Distribution.